                                                                    EXHIBIT 10.6

                                                                       EXHIBIT I
                                                                    TO INDENTURE

                      FORM OF SUBSIDIARY PLEDGE AGREEMENT
                      -----------------------------------

          SUBSIDIARY PLEDGE AGREEMENT, dated as of August ___ ,1996 (as may be amended from time to time, the "AGREEMENT") among the Persons named as "Pledgors" on the signature pages hereof (each, individually, a "PLEDGOR" and all, collectively, the "PLEDGORS"), Casino America, Inc., a Delaware corporation ("CASINO AMERICA"), and Fleet National Bank, as collateral agent for the Trustee (as defined below) and the Persons that now or in the future are holders of the Notes (as defined below) issued under the Indenture described below (the "HOLDERS") (in such capacity, Fleet National Bank or any successor in such capacity is referred to herein as the "COLLATERAL AGENT").

                                R E C I T A L S
                                - - - - - - - -

          A. Pursuant to the Indenture dated as of the date hereof (as may be amended from time to time, the "INDENTURE") by and among Casino America, the Subsidiary Guarantors and Fleet National Bank, as trustee (the "TRUSTEE"), Casino America will issue __% Senior Secured Notes due 2003 in an aggregate principal amount of up to $300,000,000 (the "NOTES").

          B. Pursuant to the guarantee included in the Indenture (as may be amended from time to time, the "SUBSIDIARY GUARANTEES"), the Pledgors have guaranteed the obligations of Casino America under the Notes, the Indenture and the other Note Documents to which Casino America is a party.

          C. The Pledgors are the owners of certain shares of capital stock and of certain partnership, limited liability company or limited liability partnership interests, as described on Schedule 3.4 (the "PLEDGED EQUITY"), and certain notes evidencing indebtedness made in favor of the Pledgors, as described on Schedule 3.5 (the "PLEDGED DEBT" and, collectively with the Pledged Equity, the "SPECIFIED COLLATERAL").

          D. It is a condition precedent to the issuance of the Notes, that the Pledged Collateral and the other collateral described herein be pledged to the Collateral Agent, for the benefit of itself, the Trustee and the Holders (together with their respective successors and assigns, collectively, the "SECURED PARTIES,") as set forth herein.

          E. The parties acknowledge that certain provisions of this Agreement may be subject to the Gaming Laws of certain jurisdictions, including without limitation, Louisiana and Mississippi.

                               A G R E E M E N T
                               - - - - - - - - -

          NOW, THEREFORE for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE 1
                                   ---------

                        DEFINITIONS AND RELATED MATTERS

          SECTION 1.1. DEFINITIONS. Capitalized terms not otherwise defined herein shall have the respective meanings specified in the Indenture. In addition, the following terms with initial capital letters have the following meanings:

          "CHARGES" means all federal, state, county, city, municipal or other taxes, levies, assessments or charges that, if not paid when due, may result in a Lien of any Governmental Authority against any Collateral.

          "COLLATERAL" has the meaning set forth in Section 2.1.

          "CONTRACTUAL OBLIGATION" means, as applied to any Person, any provision of any security issued by that Person or of any indenture, mortgage, deed of trust, contract, undertaking, agreement, or other instrument to which that Person is a party or by which it or any of its owned properties is bound or to which it or any of its owned properties is subject.

          "EQUITY ISSUER" has the meaning set forth in Section 2.1.3.

          "EVENT OF DEFAULT" has the meaning set forth in Section 5.1.

          "GOVERNING AGREEMENT" has the meaning set forth in Section 2.1.3.

          "NOTE DOCUMENTS" means the Indenture, the Notes, the Subsidiary Guaranties and the Collateral Documents.

          "PLEDGE DEBT CONSENT" has the meaning set forth in Section 3.5.1.

          "PROCEEDS" has the meaning set forth in Section 2.1.6.

          "SECURED OBLIGATIONS" has the meaning set forth in Section 2.2.

          "SECURITY INTEREST" has the meaning set forth in Section 2.1

          "SPECIFIED COLLATERAL" has the meaning set forth in the Recitals.

          "SUBSIDIARY GUARANTEE OBLIGATIONS" has the meaning set forth in
Section 2.2.

          "SUPPLEMENTAL DOCUMENTATION" means financing statements, continuation statements, consents, acknowledgments, assignments, schedules of Collateral and any other instruments or documents necessary or requested by the Collateral Agent (i) to create, perfect and maintain perfected the first priority Security Interest in any Collateral (except as otherwise provided in this Agreement) or
(ii) to enable the Collateral Agent to receive all interest, dividends and distributions from time to time paid with respect to, and all Proceeds of, all Collateral which the Collateral Agent is entitled to receive hereunder.

          "UCC" means Article 9 (or with respect to securities, Article 8) of the Uniform Commercial Code (as amended from time to time) of the State of New York.

          SECTION 1.2. RELATED MATTERS.

          1.2.1. TERMS USED IN THE UCC. Unless the context clearly requires otherwise, all lower-case terms used and not otherwise defined herein that are used or defined in Article 9 or 8 of the UCC shall have the same meanings herein.

          1.2.2. CONSTRUCTION. Unless the context of this Agreement clearly requires otherwise, references to the plural include the singular, the singular includes the plural, the part includes the whole, and "including" is not limiting. The words "hereof", "herein", "hereby", "hereunder" and similar terms in this Agreement refer to this Agreement as a whole (including the Preamble, the Recitals and all Schedules and Exhibits) and not to any particular provision of this Agreement. Article, section, subsection, exhibit, recital, preamble and schedule references in this Agreement are to this Agreement unless otherwise specified. References in this Agreement to any agreement, other document or law or to amendments of any document or law or similar language, regardless of whether such reference includes "as amended," "as may be amended from time to time" or other similar language, shall include any amendments, supplements, replacements, renewals or other modifications, excepting any reference to any agreement, document or law that specifically limits said agreement, document or law to its terms as of the date hereof.

          1.2.3. DETERMINATIONS. Any determination or calculation contemplated by this Agreement that is made by the Collateral Agent shall be final and conclusive and binding upon each Pledgor, in the absence of manifest error. References in this Agreement to "determination" by the Collateral Agent include good faith estimates (in the case of quantitative determinations) and good faith beliefs (in the case of qualitative determinations). All references herein to "discretion" of the Collateral Agent (or terms of similar import) shall mean "absolute and sole discretion." All consents and other actions of the Collateral Agent contemplated by this Agreement may be given, taken, withheld or not taken in the Collateral Agent's discretion (whether or not so expressed), except as otherwise expressly provided herein.

          1.2.4. GOVERNING LAW. Except to the extent otherwise required under applicable law, the UCC shall govern the attachment, perfection, priority and enforcement of the Security Interest and all other matters to which the UCC applies pursuant to the terms thereof. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

          1.2.5. HEADINGS. The Article and Section headings used in this Agreement are for convenience of reference only and shall not affect the construction hereof.

          1.2.6. SEVERABILITY. If any provision of this Agreement or any Lien or other right hereunder shall be held to be invalid, illegal or unenforceable under applicable law in any jurisdiction, such provision, Lien or other right shall be ineffective only to the extent of such

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invalidity, illegality or unenforceability, which shall not affect any other provisions herein or any other Lien or right granted hereby or the validity, legality or enforceability of such provision, Lien or right in any other jurisdiction.

          1.2.7. EXHIBITS AND SCHEDULES. All of the appendices, exhibits and schedules attached to this Agreement shall be deemed incorporated herein by reference.

                                   ARTICLE 2
                                   ---------

                  THE SECURITY INTEREST; SECURED OBLIGATIONS

          SECTION 2.1. SECURITY INTEREST. To secure the payment and performance of the Secured Obligations as and when due, each Pledgor hereby grants, conveys, pledges, assigns and transfers to the Collateral Agent, for the benefit of the Secured Parties a security interest (the "SECURITY INTEREST") in, all right, title, claim and interest of such Pledgor in and to the following property, whether now owned and existing or hereafter acquired or arising, and wherever located (such property being, collectively, the "COLLATERAL"):

          2.1.1. The Specified Collateral and all certificates and instruments representing or evidencing the Specified Collateral, together with, in the case of Pledged Debt included therein, any and all interest coupons (if any) attached thereto and any and all notes, security agreements, pledge agreements, mortgages, deeds of trust and other security and loan documents from time to time evidencing or securing such indebtedness;

          2.1.2. Any and all securities or partnership, limited liability company, limited liability partnership or other interests issued by any issuer of the Specified Collateral, or any successor thereto, that such Pledgor acquires or has the right to acquire from time to time in any manner in substitution for or in addition to any of the foregoing and any and all certificates and instruments representing or evidencing such securities;

          2.1.3. The partnership or operating agreements and other charter documents of the respective partnership, limited liability company or limited liability partnership that issued Pledged Equity (each, an "EQUITY ISSUER"), in each case as amended from time to time (each, a "GOVERNING AGREEMENT");

          2.1.4. Any and all additions to or replacements of the foregoing;

          2.1.5. Any and all rights, powers, remedies and privileges of such Pledgor under or with respect to any of the foregoing; and

          2.1.6. Any and all proceeds and products of any of the foregoing, whether now held and existing or hereafter acquired or arising, including any and all cash, securities, instruments and other property from time to time paid, payable or otherwise distributed in respect of or in exchange for any or all of the foregoing (collectively, the "PROCEEDS"). "Proceeds" shall include (i) any options, warrants, securities or other property issued and delivered by the issuer of or obligor on any Collateral as a stock dividend or distribution in

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connection with any reclassification, increase or reduction of capital or issued or delivered in connection with any merger or other reorganization and (ii) any property received upon liquidation or dissolution of any issuer of or obligor on any Collateral or upon or in respect of any distribution of capital.

          SECTION 2.2. SECURED OBLIGATIONS.
                       -------------------

          2.2.1. The Security Interest shall secure with respect to each Pledgor, the due and punctual payment and performance of any and all present and future obligations and liabilities of such Pledgor of every type or description to the Secured Parties:

                 2.2.1.1. arising under or in connection with such Pledgor's Subsidiary Guarantee, whether for principal, premium (if any), interest, expenses, indemnities or other amounts (including attorneys' fees and expenses) (collectively, the "SUBSIDIARY GUARANTEE OBLIGATIONS");

                 2.2.1.2. arising under or in connection with this Agreement or any other Note Document, including for reimbursement of amounts that may be advanced or expended by the Collateral Agent (i) to satisfy amounts required to be paid by such Pledgor under this Agreement or any other Note Document for claims and Charges, together with interest thereon to the extent provided, or
(ii) to maintain or preserve any Collateral or to create, perfect, continue or protect any Collateral or the Security Interest therein, or its priority;

in each case whether due or not due, direct or indirect, joint and/or several, absolute or contingent, voluntary or involuntary, liquidated or unliquidated, determined or undetermined, now or hereafter existing, renewed or restructured, whether or not from time to time decreased or extinguished and later increased, created or incurred, whether or not arising after the commencement of a proceeding under the Federal Bankruptcy Code (including post-petition interest) and whether or not recovery of any such obligation or liability may be barred by a statute of limitations or such obligation or liability may otherwise be unenforceable (all obligations and liabilities described in this Section 2.2, including the Subsidiary Guarantee Obligations, are collectively referred to herein as the "SECURED OBLIGATIONS").

                                   ARTICLE 3
                                   ---------

                        WARRANTIES AND REPRESENTATIONS

          Each Pledgor represents and warrants that all representations and warranties made with respect to it, its assets and its obligations in the Purchase Agreement are true and correct and makes the following additional representations and warranties, all of which shall survive until termination of this Agreement pursuant to Section 6.7.

          SECTION 3.1. FILINGS, ETC. Duly executed financing statements containing a correct description of the Collateral have been delivered to the Collateral Agent for filing in every governmental office in every state, county and other jurisdiction in which the principal place of business or the chief executive office of such Pledgor is located, and in each other

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jurisdiction in which such action is necessary to establish a valid and perfected Lien in favor of the Collateral Agent in all Collateral in which a Lien may be perfected by filing, and no further or subsequent filing, recording or registration is necessary in any such jurisdiction, except as provided under applicable law with respect to the filing of continuation statements.

          SECTION 3.2. LOCATIONS OF OFFICES AND NAMES. (i) Such Pledgor's chief executive office and principal place of business are located at the addresses set forth on Schedule 3.2, (ii) all other places of business of such Pledgor and all other locations at which any books and records related to any Collateral are located are set forth on Schedule 3.2, including computer programs, printouts and other computer materials, (iii) each Pledgor's federal tax identification number is set forth on Schedule 3.2 and (iv) there are no prior or current trade or legal names used to identify such Pledgor in its business or in the ownership of its properties other than those set forth on Schedule 3.2.

          SECTION 3.3. TITLE TO COLLATERAL; VALIDITY AND PERFECTION OF SECURITY INTEREST; ABSENCE OF OTHER LIENS.

          3.3.1. Such Pledgor has good and marketable title to all Collateral. The Security Interest constitutes a valid and, upon delivery of all Specified Collateral to the Collateral Agent pursuant to Section 4.1 and filing of financing statements covering the Collateral with the appropriate Governmental Authorities, perfected and first priority Lien in all of the Collateral that secures payment and performance of the Secured Obligations, except as set forth on Schedule 3.3.

          3.3.2. The Collateral is free and clear of all Liens other than the Security Interest and Liens permitted under Section 1011 of the Indenture.

          SECTION 3.4. REGARDING THE PLEDGED EQUITY. Schedule 3.4 sets forth the number of authorized and the number of issued shares of each class of Capital Stock of each issuer of Pledged Equity. The Pledged Equity includes all issued and outstanding shares of Capital Stock of each issuer thereof, other than shares pledged for the benefit of the Secured Parties under the Subsidiary Pledge Agreement. All outstanding Capital Stock of each such issuer has been duly authorized, validly issued and is fully paid and nonassessable. There are no outstanding options, warrants, convertible securities or other rights, contingent or absolute, to acquire any Capital Stock of any such issuer, except as set forth on Schedule 3.4.

          SECTION 3.5. REGARDING THE PLEDGED DEBT.

          3.5.1. Such Pledgor has delivered to the Collateral Agent a Consent and Acknowledgment in substantially the form of Exhibit A, duly executed by each obligor on Pledged Debt (each, a "PLEDGED DEBT CONSENT"). Each Pledged Debt Consent is in full force and effect and constitutes a legal, valid and binding obligation of the obligor on the Pledged Debt subject thereto.

          3.5.2. Except as disclosed on Schedule 3.5, (i) the Pledged Debt constitutes the legal, valid and binding obligations of the respective obligors thereunder in the amount thereof set forth on Schedule 3.5, (ii) no Pledged Debt is in default and (iii) there are no setoffs or counterclaims or disputes existing or asserted with respect to any Pledged Debt, except as set forth on Schedule 3.5.

                                   ARTICLE 4
                                   ---------

                           COVENANTS AND AGREEMENTS

          SECTION 4.1. DELIVERY OF SPECIFIED COLLATERAL. ETC.

          4.1.1. On the date hereof, each Pledgor is delivering to the Collateral Agent certificates or instruments in respect of all Specified Collateral that exists on such date, the physical possession of which is necessary in order for the Security Interest to be perfected or delivery of which was requested by the Collateral Agent to assure the priority of the Security Interest therein. Subject only to Gaming Laws, each Pledgor shall deliver to the Collateral Agent promptly after acquisition thereof all Specified Collateral acquired after the date hereof. All Specified Collateral shall be in suitable form for transfer by delivery, or be duly endorsed to the order of the Collateral Agent or accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Collateral Agent. Subject only to Gaming Laws and to the revocable right specified in
Section 4.7, the Collateral Agent shall have the right, at any time in its discretion and without notice to any Pledgor, to transfer to or to register in the name of the Collateral Agent or its nominee any or all the Collateral. It is expressly acknowledged that such registration of the Collateral in the name of the Collateral Agent or its nominee is solely for the purpose of assuring that the Collateral Agent receives all cash and stock dividends and other property from time to time distributed with respect to the Collateral and shall not be deemed to constitute the Collateral Agent the owner (beneficial or otherwise) of any Collateral for any other purpose, except to the extent contemplated by
Section 4.7 or Article 5. Without limitation, the Collateral Agent shall not be deemed to "control" the Collateral or the issuer thereof for purposes of any applicable laws (including securities, environmental, tax, bankruptcy or other laws but excluding the UCC) as a result of the Collateral being registered in the name of the Collateral Agent. In addition, the Collateral Agent shall have the right at any time to exchange certificates or instruments representing or evidencing Specified Collateral for certificates or instruments of smaller or larger denominations. If required by Gaming Laws, the Collateral Agent shall hold (or cause a sub-collateral agent to hold) all Specified Collateral at such locations as may be required by Gaming Laws.

          4.1.2. Without limiting Section 4.1.1, but subject to Section 4.7.1.2 and to Gaming Laws, if any Pledgor receives or becomes entitled to receive any securities issued by any issuer of Pledged Equity, or any successor thereto, in any manner in substitution for or in addition to the Pledged Equity, or if any Pledgor shall become entitled to receive or shall receive any securities or other property in addition to, in substitution of, as a conversion of, or in exchange for, any of the Pledged Equity or any other Collateral, or shall receive or become entitled to receive any interest or other payment in respect of any Pledged Debt, such Pledgor shall receive the same as the agent for the Collateral Agent, and shall hold the same in trust for and deliver the same promptly to the Collateral Agent in the exact form in which received, together with appropriate instruments of transfer or assignments in blank, to be held by the Collateral Agent as Collateral hereunder.

          SECTION 4.2. FURTHER ASSURANCES. Each Pledgor shall, at its own expense, perform such acts as may be necessary, or that the Collateral Agent may request at any time, to assure the attachment, perfection and priority of the Security Interest, to exercise the rights and remedies of the Collateral Agent hereunder or to carry out the intent of this Agreement. Without limitation, each Pledgor shall execute and deliver (or cause any third party to execute and deliver) to the Collateral Agent, at any time and from time to time, all Supplemental Documentation, in form and substance acceptable to the Collateral Agent.

          SECTION 4.3. POWER OF ATTORNEY. Each Pledgor hereby irrevocably appoints (the appointment being irrevocable because it is coupled with an interest) the Collateral Agent and its employees and agents as such Pledgor's true and lawful attorneys-in-fact, with full power of substitution, and, subject to Gaming Laws, to do all things (i) required to be done by such Pledgor under this Agreement or the other Note Documents and (ii) that the Collateral Agent may reasonably deem necessary or advisable to assure the attachment, perfection and first priority of the Security Interest or otherwise to exercise the rights and remedies of the Collateral Agent hereunder or carry out the intent of this Agreement (including by voting any Collateral as contemplated by Section 4.7), in each case irrespective of whether a Default or Event of Default then exists (except as otherwise provided herein), in each and every instance and at such Pledgor's expense. Without limitation, the Collateral Agent and its officers and agents shall be entitled to do all of the following, as fully as such Pledgor might:

          4.3.1. to sign the name of such Pledgor on any Supplemental Documentation and to deliver and file such Supplemental Documentation to or with such Persons as the Collateral Agent, in its discretion, may elect; and

          4.3.2. to affix, by facsimile signature or otherwise, the general or special endorsement of such Pledgor, in such manner as the Collateral Agent shall deem advisable, to any Specified Collateral that has been delivered to or obtained by the Collateral Agent without appropriate endorsement or assignment.

          In addition, during the existence of an Event of Default, the Collateral Agent or its employees or agents may, without notice to such Pledgor and at such time or times as the Collateral Agent in its discretion may determine, in such Pledgor's or in the Collateral Agent's name collect any and all amounts due to such Pledgor from obligors with respect to any Pledged Debt by legal proceedings or otherwise. The Collateral Agent shall be under no obligation whatsoever to take any of the foregoing actions. Absent bad faith or willful misconduct, the Collateral Agent and its shareholders, directors, officers, employees and agents shall have no liability or responsibility for any act taken with respect thereto. A copy of this Agreement and, if applicable, a statement by the Collateral Agent that an Event of Default exists shall be conclusive evidence of the Collateral Agent's right to act under this Section
4.3 as against all third parties.

          SECTION 4.4. CHANGES OF LOCATIONS OF COLLATERAL, OFFICES. NAME OR STRUCTURE. Each Pledgor shall give the Collateral Agent 15 Business Days notice of the adoption of a trade name or change in its name, chief executive office, principal place of business, identity or corporate structure or location at which any books or records related to any Collateral are located.

          SECTION 4.5. PAYMENT OF CHARGES AND CLAIMS. Each Pledgor shall pay (i) all Charges imposed upon any Collateral and (ii) all claims that have become due and payable and, under applicable law, have or may become Liens upon any Collateral, in each case before any penalty shall be incurred with respect thereto. If any Pledgor fails to pay or obtain the discharge of any Charge, claim or Lien required to be paid or discharged under this Section 4.5 and asserted against any Collateral, such Pledgor shall so notify the Collateral Agent. Regardless of whether such notice is given, the Collateral Agent may, at any time and from time to time, in its discretion and without waiving or releasing any obligation of such Pledgor under this Agreement or the other Note Documents or waiving any Default or Event of Default, make such payment, obtain such discharge or take such other action with respect thereto as the Collateral Agent deems advisable.

          SECTION 4.6. CONTINUING OBLIGATION OF PLEDGORS; DUTY OF CARE; INDEMNIFICATION.

          4.6.1. Anything herein to the contrary notwithstanding, (i) the relevant Pledgor shall remain liable under the respective Governing Agreement to the extent set forth therein to perform its duties and obligations thereunder, and shall receive all allocations of income, gain, expense, loss and other items, to the same extent as if this Agreement had not been executed, (ii) the exercise by the Collateral Agent of any of its rights hereunder shall not release such Pledgor from any of its duties or obligations under such Governing Agreement, and (iii) the Secured Parties shall not have any obligation or liability, and shall receive no allocations of income, gain, expense, loss or other items, under such Governing Agreement or applicable law by reason of this Agreement, nor shall the Secured Parties be obligated to perform any of the obligations or duties of such Pledgor thereunder, to make any payment of taxes or other amounts, to make any inquiry as to the nature or sufficiency of any payment received by such Pledgor or the Collateral Agent or the sufficiency of any performance by any party under such Governing Agreement or to take any action to collect or enforce any claim for payment assigned hereunder. The Secured Parties shall not by reason of this Agreement or the exercise of any remedies hereunder become responsible or liable in any manner or to any extent for the obligations and liabilities of any Interest Issuer or any Pledgor, whether now existing or hereafter incurred.

          4.6.2. The Collateral Agent shall not have any duty of care with respect to the Collateral, other than an obligation to exercise reasonable care with respect to Collateral in its possession; provided that the Collateral Agent shall be deemed to have exercised reasonable care if Collateral in its possession is accorded treatment substantially comparable to that which the Collateral Agent accords its own property and is held in accordance with Section
4.9.1.3 and Gaming Laws; and provided further that the Collateral Agent shall have no obligation to take any actions to preserve rights against other parties with respect to any Collateral. Without limitation, the Collateral Agent shall (A) bear no risk or expense with respect to any Collateral and (B) have no duty with respect to calls, conversions, presentments, maturities, notices or other matters relating to Collateral, or to maximize interest or other returns with respect thereto.

          4.6.3. Each Pledgor hereby agrees to indemnify and hold harmless the Collateral Agent and its directors, officers, employees and agents against any and all claims, actions, liabilities, costs and expenses of any kind or nature whatsoever (including fees and disbursements of counsel) that may be imposed on, incurred by, or asserted against any of them, in any way relating to or arising out of this Agreement or any action taken or omitted by them hereunder, except to the extent a court holds in a final and nonappealable judgment that they resulted from the gross negligence or willful misconduct of such Persons against and from all such obligations and liabilities.

          4.6.4. The Collateral Agent may at any time deliver or redeliver the Collateral or any part thereof to the relevant Pledgor and the receipt of any of the same by such Pledgor shall be complete and full acquittance for the Collateral so delivered, and the Collateral Agent thereafter shall be discharged from any liability or responsibility therefor.

          SECTION 4.7. VOTING AND OTHER CONSENSUAL RIGHTS; DISTRIBUTIONS.

          4.7.1. So long as no Default shall exist:

                 4.7.1.1. Each Pledgor shall be entitled to exercise any and all voting rights pertaining to any Collateral (other than the Pledged Debt), for any purpose not inconsistent with the terms of this Agreement and the other Note Documents; provided, however, that such Pledgor shall not exercise any such right if it would result in a Default or have a material adverse effect on any one or more of the following: (i) the business, assets, results of operations or financial condition of Casino America or Pledgor, either individually or taken as a whole, (ii) the ability of such Pledgor to perform its obligations hereunder the Notes, the Indenture or under any other Note Document to which it is a party or (iii) the Collateral or the Security Interest.

                 4.7.1.2. Except as otherwise provided herein or in the Indenture, each Pledgor shall be entitled to receive and retain and use free of the Security Interest any and all cash and other property paid or otherwise distributed in respect of the Collateral; provided, however, that any and all
(i) dividends and other distributions paid or payable other than in cash or in the form of Specified Collateral, (ii) cash paid upon or in respect of any of the Specified Collateral upon or in respect of the liquidation or dissolution of any issuer thereof or upon or in respect of any distribution of capital or redemption or exchange of any Specified Collateral and (iii) cash paid with respect to the principal of, or in redemption or exchange of, any Pledged Debt, shall be delivered to the Collateral Agent, in the exact form received, to be held as Collateral hereunder.

          4.7.2. Subject to Gaming Laws, so long as a Default shall exist, at the sole option of the Collateral Agent, any or all rights of each Pledgor to exercise voting and other consensual rights and to receive cash and other property distributed in respect of Collateral as permitted by Sections 4.7.1.1 and 4.7.1.2 above, shall cease, and the Collateral Agent, if and when it notifies such Pledgor of the exercise of such option, shall have the sole right to exercise any or all such voting rights and receive and to hold as Collateral any or all such cash and other property.

          4.7.3. For so long as a Default shall exist, the Collateral Agent, to the exclusion of the Pledgors, shall be entitled to exercise all rights, powers, remedies and privileges of each Pledgor relating to the Pledged Debt (whether exercisable at any time or only during the existence of a Default or Event of Default as defined therein), and all performance of the obligor relating to the Pledged Debt shall be rendered only to the Collateral Agent, as if the Collateral Agent were the beneficiary thereunder; provided that the rights, powers, remedies and privileges of the Collateral Agent relating to the Pledged Debt shall be no greater than those of each Pledgor thereunder. Without limitation, such rights shall include all rights of reimbursement and indemnity.

          4.7.4. For so long as a Default shall exist:

                 4.7.4.1. Each Pledgor shall promptly, upon becoming aware thereof, notify the Collateral Agent of the existence of any material default or event of default under or with respect to any Pledged Debt.

                 4.7.4.2. Each Pledgor shall not, without the prior written consent of the Collateral Agent (which consent may be withheld in the Collateral Agent's discretion):

                    4.7.4.2.1. amend (including by way of waiver) any provision of any of the Pledged Debt, or

                    4.7.4.2.2. exercise any rights, powers, remedies and privileges of such Pledgor related to the Pledged Debt; provided that such Pledgor shall file a proof of claim in respect of the Pledged Debt in any proceeding under the Federal Bankruptcy Code or any similar proceeding as and when required therein.

          4.7.5. Notwithstanding Sections 4.7.3 and 4.7.4, while no Default exists, each Pledgor shall be entitled to receive and retain and use free of the Security Interest any and all interest from time to time paid or payable in cash with respect to the Pledged Debt; provided that this Section 4.7.5 shall not apply to any interest paid or payable while a Default exists, all of which shall be paid directly to the Collateral Agent, to be held as Collateral hereunder.

          4.7.6. All cash and other property required to be delivered to the Collateral Agent hereunder shall, if received by such Pledgor, be received in trust for the benefit of the Collateral Agent, be segregated from the other property of such Pledgor, and promptly be delivered to the Collateral Agent in the same form as so received (with any appropriate endorsements or assignments).

          SECTION 4.8. REGISTRATION RIGHTS.

          4.8.1. Subject to Gaming Laws, each Pledgor agrees that, at any time following the occurrence of an Event of Default, upon request of the Collateral Agent and without expense to the Collateral Agent, it shall at its own expense:

                 4.8.1.1. use its best efforts to obtain all necessary Governmental Approvals for the sale by the Collateral Agent of the Collateral or any part thereof;

                 4.8.1.2. prepare, cause to be filed and use its best efforts to cause to become effective with respect to the Collateral, or any part thereof, one or more registration statements under the Securities Act on Form S-1 (or such other form for which the respective issuer of the Collateral then qualifies and which is available for the sale of the Collateral in accordance with the intended method of disposition thereof) or one or more qualifications for exemption from registration or similar documents under the Securities Act relating to any offering or sale by the Collateral Agent of such Collateral;

                 4.8.1.3. prepare, cause to be filed and use its best efforts to cause to become effective with respect to the Collateral, or any part thereof, such qualification statements or similar documents (including any offering circular) as may be necessary to have such Collateral qualified or registered under the securities laws of such other jurisdictions (including the applicable state securities or "Blue Sky" law), and to obtain the approvals of such Governmental Authorities as necessary for the sale of such Collateral, as the Collateral Agent may reasonably request in connection with any such offering or sale;

                 4.8.1.4. include in any such registration statement, qualification statement or similar document all appropriate information relating to the transaction or transactions in which the Collateral Agent proposes to offer or sell such Collateral;

                 4.8.1.5. cause to be filed such pre-effective and post-effective amendments to each such registration statement, qualification statement or similar document as may be necessary to prevent any statement therein contained from being untrue or misleading, and such filing, qualification or registration to be kept effective for such period, up to a maximum of nine months, as the Collateral Agent may deem appropriate to facilitate the sale or other disposition of such Collateral;

                 4.8.1.6. furnish the Collateral Agent with such number of copies of each such registration statement, qualification statement or similar document, and any amendments thereto as the Collateral Agent may reasonably request;

                 4.8.1.7. furnish to the Collateral Agent a legal opinion as to such matters regarding such offering or sale as the Collateral Agent may reasonably request; and

                 4.8.1.8. do such further acts and things as the Collateral Agent may deem necessary or advisable to effectuate the offering and sale by the Collateral Agent of such Collateral in compliance with applicable law.

          4.8.2. The obligations of each Pledgor under this Section 4.8 exist notwithstanding that such Pledgor thereby may be obligated to prepare audited financial statements other than in the ordinary course or otherwise to incur inconvenience and expense. The costs and expenses of all registrations and qualifications provided for hereunder shall be paid by such Pledgor, including underwriting discounts and commissions, stock transfer taxes, registration fees, filing fees, printing expenses, costs of special audits incident to or required as a result of any such registration, and fees and disbursements of legal counsel for the Collateral Agent selected by the Collateral Agent.

          4.8.3. Each Pledgor shall notify the Collateral Agent promptly after such Pledgor shall receive notice that any registration statement, qualification statement or similar document or any amendment thereto requires amendment or has become the subject of a stop order.

          4.8.4. So long as any Secured Obligation remains outstanding, each Pledgor's obligations hereunder are continuing obligations of such Pledgor, and the Collateral Agent shall be entitled to demand registration of the Collateral, or any part thereof, (but only once), at any time while an Event of Default shall exist and successively upon the occurrence of an Event of Default following the curing or waiver of an earlier Event of Default.

          4.8.5. Each Pledgor agrees to indemnify and hold harmless the Collateral Agent and each underwriter (within the meaning of the Securities Act) acting in the transaction, and each Person controlling (within the meaning of the Securities Act) the Collateral Agent or underwriter, from and against any and all claims, actions, liabilities, costs and expenses (including reasonable legal fees and expenses) based upon or arising out of any actual or alleged untrue statement of a material fact contained in any such registration statement, qualification statement or similar document, or part thereof, or any actual or alleged omission to state a material fact required to be stated in any such document, or part thereof, or necessary to make the statements contained therein not misleading; provided, however, that such Pledgor shall not have any liability to any Person under the foregoing indemnity on account of any actual or alleged untrue or misleading statement contained in, or any actual or alleged omission from, any information furnished in writing to such Pledgor by such Person specifically for use in such document and included thereon in reliance therein.

          4.8.6. If the indemnification provided for in Section 4.8.5 is unavailable to or otherwise insufficient to hold harmless an indemnified party hereunder in respect of any claims, actions, liabilities, costs or expenses referred to herein, then each Pledgor, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such claims, actions, liabilities, costs or expenses in such proportion as is appropriate to reflect the relative fault of such Pledgor, the Collateral Agent and each underwriter in connection with the statements or omissions that resulted in such claims, actions, liabilities, costs or expenses, as well as any other relevant equitable considerations.

          4.8.7. Each Pledgor agrees that (i) exercise of registration and other rights provided in this Section 4.8 is not required in connection with any exercise of remedies under Article 5 of this Agreement, (ii) such rights may be exercised or not exercised in the discretion of the Collateral Agent and (iii) any request for exercise of such rights may be withdrawn in whole or in part at any time by the Collateral Agent in its discretion. The registration and other rights provided in this Section 4.8 may be transferred to any purchaser of the Collateral, or any portion thereof, pursuant to any sale described in Article 5. The Collateral Agent may exercise its rights and powers under this Section 4.8.7 prior to any sale pursuant to Article 5 or, alternatively, the Collateral Agent may assign such rights to the purchaser at any such sale, who shall then have the registration and other rights specified herein.

          SECTION 4.9. REGULATORY MATTERS.
                       ------------------

          4.9.1. The Collateral Agent acknowledges and agrees that:

                  4.9.1.1. all required prior approvals under Gaming Laws will be obtained in connection with the Collateral Agent's exercise of any of the remedies set forth in Section 5.2 of this Agreement, including, without limitation, any separate prior approvals required in connection with the sale, transfer or other disposition of the Pledged Equity;

                  4.9.1.2. the approval of this Agreement under Gaming Laws shall not be deemed to constitute an approval, either express or implied, of any of the actions of the Collateral Agent permitted hereunder to the extent that such actions require a separate prior approval under Gaming Laws, and in the event such separate prior approval is required the Collateral Agent shall not take such action without first obtaining such separate prior approval; and

                  4.9.1.3. the Collateral Agent shall hold and maintain the Pledged Equity at all times at a location in accordance with any applicable law or Gaming Laws and shall make the certificates and instruments representing or evidencing such Pledged Equity available for inspection by agents or employees of any Governmental Authority immediately upon request during normal business hours.

          4.9.2. Each Pledgor shall use its best efforts to obtain all necessary consents of any Governmental Authority under Gaming Laws to any action required or permitted to be taken hereunder, including the delivery of the Collateral and the exercise of remedies by the Collateral Agent.

                                   ARTICLE 5
                                   ---------

               EVENTS OF DEFAULT: RIGHTS AND REMEDIES ON DEFAULT

          SECTION 5.1. EVENT OF DEFAULT. The occurrence of one or more "Events of Default" (as defined in the Indenture) shall constitute an "Event of Default" hereunder.

          SECTION 5.2. REMEDIES. If there occurs an Event of Default, then, subject to Gaming Laws, whether or not all the Secured Obligations shall have become immediately due and payable:

          5.2.1. In addition to all its other rights, powers and remedies under this Agreement and applicable law, the Collateral Agent shall have, and may exercise, any and all of the rights, powers and remedies of a secured party under the UCC, all of which rights, powers and remedies shall be cumulative and not exclusive, to the extent permitted by applicable law.

          5.2.2. The Collateral Agent shall have the right, as it may deem necessary or advisable at its discretion, to do any or all of the following:

                  5.2.2.1. to foreclose the Security Interest by any available judicial procedure or without judicial process;

                  5.2.2.2. to notify obligors on the Collateral that the Collateral has been assigned to the Collateral Agent and that all payments thereon are to be made directly and exclusively to or as specified by the Collateral Agent;

                  5.2.2.3. to collect by legal proceedings or otherwise (including by foreclosure of any Lien securing Pledged Debt) all dividends, distributions, interest, principal or other sums now or hereafter payable upon or on account of the Collateral;

                  5.2.2.4. to enter into any extension or reorganization agreement or any other agreement relating to or affecting the Collateral and, in connection therewith, deposit or surrender control of any Collateral or accept other property in exchange therefor;

                  5.2.2.5. to settle, compromise or release, on terms acceptable to the Collateral Agent, in whole or in part, any amounts owing on the Collateral or any disputes with respect thereto;

                  5.2.2.6. to receive, open and dispose of all mail addressed to such Pledgor and notify postal authorities to change the address for delivery thereof to such address as the Collateral Agent may designate, provided that the Collateral Agent agrees that it will promptly deliver over to such Pledgor any such opened mail as does not relate to the Collateral; and

                  5.2.2.7. to exercise any and all other rights, powers, privileges and remedies of an owner of the Collateral, including rights of conversion, exchange or subscription or other rights or upon the exercise by each Pledgor or the Collateral Agent of any right, power or privilege pertaining to the Collateral, the right to deposit and deliver any and all of the Collateral to any committee, depository, transfer agent, registrar or other designated agency upon such terms and conditions as the Collateral Agent may determine to be appropriate, all without liability except to account for property actually received by it, but the

Collateral Agent shall have no duty to each Pledgor to exercise any such right, power or privilege and shall not be responsible for any failure so to do or delay in so doing.

          5.2.3. The Collateral Agent shall have the right to sell or otherwise dispose of all or any Collateral at public or private sale or sales, with such notice as may be required by Section 5.4, in lots or in bulk, at any exchange, over the counter or at any of the Collateral Agent's offices or elsewhere, for cash or on credit, with or without representations or warranties, all as the Collateral Agent, in its discretion, may deem advisable. The Collateral need not be present at any such sales. If sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Collateral Agent until the sale price is paid by the purchaser thereof, but the Collateral Agent shall not incur any liability in case any such purchaser shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice. The Collateral Agent shall not be obligated to make any sale of the Collateral regardless of notice of sale having been given. The Collateral Agent may purchase all or any part of the Collateral at public or, if permitted by applicable law, private sale, and in lieu of actual payment of the purchase price, the Collateral Agent may apply against such purchase price any amount of the Secured Obligations. Each Pledgor agrees that any sale of Collateral conducted by the Collateral Agent in accordance with the foregoing provisions of this Section shall be deemed to be a commercially reasonable sale under Section 9-504 of the UCC.

          5.2.4. The Collateral Agent shall not be required to register or qualify any of the Collateral that constitutes securities under applicable state or federal securities laws in connection with any sale or other disposition thereof if such disposition is effected in a manner that complies with all applicable federal and state securities laws. The Collateral Agent shall be authorized, with respect to any disposition that is not so registered or qualified, to restrict (if it deems it advisable to do so) the prospective bidders or purchasers to persons who will represent and agree that they are "accredited investors" or "qualified institutional buyers" under applicable law and purchasing the Collateral for their own account for investment and not with a view to the distribution or sale thereof. If any such Collateral is sold at private sale, each Pledgor agrees that if such Collateral is sold in a manner that the Collateral Agent in good faith believes to be reasonable under the circumstances then existing, then (i) the sale shall be deemed to be commercially reasonable in all respects, (ii) such Pledgor shall not be entitled to a credit against the Secured Obligations in an amount in excess of the purchase price, and (iii) the Collateral Agent shall not incur any liability or responsibility to such Pledgor in connection therewith, notwithstanding the possibility that a substantially higher price might have been realized at a public sale. Each Pledgor recognizes that a ready market may not exist for such Collateral if it is not regularly traded on a recognized securities exchange, and that a sale by the Collateral Agent of any such Collateral for an amount substantially less than the price that might have been achieved had the Collateral been so traded may be commercially reasonable in view of the difficulties that may be encountered in attempting to sell Collateral that is privately traded.

          SECTION 5.3. APPLICATION OF PROCEEDS.
                       -----------------------

          5.3.1. Any cash proceeds received by the Collateral Agent in respect of any sale of, collection from, or other realization upon, all or any part of the Collateral following the occurrence of an Event of Default may be held by the Collateral Agent as Collateral and/or then or at any time thereafter applied as follows:

          5.3.1.1. first, to the Collateral Agent to pay all advances, charges, costs and expenses payable to the Collateral Agent pursuant to Section 6.1; and

          5.3.1.2. second, to pay the Secured Obligations in the order set forth in the Indenture.

          5.3.2. Each Pledgor and any other Person then obligated therefor shall pay to the Collateral Agent on demand any deficiency with regard to the Secured Obligations that may remain after such sale, collection or realization of, from or upon the Collateral.

          5.3.3. Payments received from any third party on account of any Collateral shall not reduce the Secured Obligations until paid in cash to the Collateral Agent. The application of proceeds by the Collateral Agent shall be without prejudice to the Collateral Agent's rights as against each Pledgor or other Persons with respect to any Secured Obligations that may then be or remain unpaid.

          5.3.4. If at any time after an Event of Default each Pledgor receives any collections upon or other Proceeds of any Collateral, whether in the form of cash, notes or otherwise, such Proceeds shall be received in trust for the Collateral Agent and each Pledgor shall keep all such Proceeds separate and apart from all other funds and property so as to be capable of identification as the property of the Collateral Agent and promptly deliver such Proceeds to the Collateral Agent in the identical form (with such endorsements or assignments as are appropriate).

          SECTION 5.4. NOTICE OF SALE. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Collateral Agent will send or otherwise make available to each Pledgor reasonable notice of the time and place of any public sale or of the time on or after which any private sale of any Collateral is to be made. Each Pledgor agrees that any notice required to be given by the Collateral Agent of a sale or other disposition of Collateral, or any other intended action by the Collateral Agent, that is received in accordance with the provisions set forth in Section 6.4 ten (10) days prior to such proposed action shall constitute commercially reasonable and fair notice thereof to each Pledgor. The Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor and such sale may, without further notice, be made at the time and place to which it was so adjourned. Each Pledgor hereby waives any right to receive notice of any public or private sale of any Collateral except as expressly provided for in this Section 5.4.

                                   ARTICLE 6
                                   ---------

                                    GENERAL

          SECTION 6.1. COLLATERAL AGENT'S EXPENSES. Regardless of the occurrence of a Default or Event of Default, each Pledgor agrees to pay to the Collateral Agent any and all advances, charges, costs and expenses, including the reasonable fees and expenses of counsel and any experts or agents, that the Collateral Agent may reasonably incur in connection with (i) the administration of this Agreement, including any amendment hereto, or any workout or restructuring, (ii) the creation, perfection or continuation of the Security Interest or protection of its priority or the Collateral, including the discharging of any prior or junior Lien or adverse claim against the Collateral or any part thereof that is not permitted hereby or by the Indenture, (iii) the custody, preservation or sale of, collection from, or other realization upon, any of the Collateral, (iv) the exercise or enforcement of any of the rights, powers or remedies of the Collateral Agent under this Agreement or under applicable law (including attorneys' fees and expenses incurred by the Collateral Agent in the collection of Collateral deposited with the Collateral Agent and amounts incurred in connection with the operation, maintenance or foreclosure of the Security Interest) or any bankruptcy proceeding or (v) the failure by each Pledgor to perform or observe any of the provisions hereof. All such amounts and all other amounts payable hereunder shall be payable on demand, together with interest at the rate borne by the Notes at such time (including at the Defaulted interest rate, if applicable).

          SECTION 6.2. AMENDMENTS AND OTHER MODIFICATIONS. No amendment of any provision of this Agreement (including a waiver thereof or consent relating thereto) shall be effective unless the same shall be in writing and signed by the Collateral Agent. Any waiver or consent relating to any provision of this Agreement shall be effective only in the specific instance and for the specific purpose for which given. No notice to or demand on each Pledgor in any case shall entitle such Pledgor to any other or further notice or demand in similar or other circumstances.

          SECTION 6.3. CUMULATIVE REMEDIES; FAILURE OR DELAY. The rights and remedies provided for under this Agreement are cumulative and are not exclusive of any rights and remedies that may be available to the Collateral Agent under applicable law, the other Note Documents or otherwise. No failure or delay on the part of any of the Secured Parties in the exercise of any power, right or remedy under this Agreement shall impair such power, right or remedy or shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or remedy preclude other or further exercise of such or any other power, right or remedy.

          SECTION 6.4. NOTICES. All notices and other communications under this Agreement shall be in writing and shall be personally delivered or sent by prepaid courier, by overnight, registered or certified mail (postage prepaid) or by prepaid telex, telecopy or telegram, and shall be deemed given when received by the intended recipient thereof. Unless otherwise specified in a notice given in accordance with the foregoing provisions of this Section 6.4, notices and other communications shall be given to the parties hereto at their respective addresses (or to their respective telex or telecopier numbers) set forth in Schedule 6.4 hereof.

          SECTION 6.5. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and, subject to the next sentence, inure to the benefit of each Pledgor and the Collateral Agent and their respective successors and assigns. Each Pledgor shall not assign or transfer any of its rights or obligations hereunder without the prior written consent of the Collateral Agent. The benefits of this Agreement shall pass automatically with any assignment of the Secured Obligations (or any portion thereof), to the extent of such assignment.

          SECTION 6.6. PAYMENTS SET ASIDE. Notwithstanding anything to the contrary herein contained, this Agreement, the Secured Obligations and the Security Interest shall continue to be effective or be reinstated, as the case may be, if at any time any payment, or any part thereof, of any or all of the Secured Obligations is rescinded, invalidated, declared to be fraudulent or preferential or otherwise required to be restored or returned by the Collateral Agent in connection with any bankruptcy, reorganization or similar proceeding involving each Pledgor, any other party liable with respect to the Secured Obligations or otherwise, if the proceeds of any Collateral are required to be returned by the Collateral Agent under any such circumstances or if the Collateral Agent reasonably elects to return any such payment or proceeds or any part thereof in its discretion, all as though such payment had not been made or such proceeds not been received. Without limiting the generality of the foregoing, if prior to any such rescission, invalidation, declaration, restoration or return, this Agreement shall have been canceled or surrendered or the Security Interest or any Collateral shall have been released or terminated in connection with such cancellation or surrender, this Agreement and the Security Interest and such Collateral shall be reinstated in full force and effect, and such prior cancellation or surrender shall not diminish, discharge or otherwise affect the obligations of each Pledgor in respect of the amount of the affected payment or application of proceeds, the Security Interest or such Collateral.

          SECTION 6.7. CONTINUING SECURITY INTEREST; TERMINATION. Except as otherwise provided in the Indenture with respect to the release of Collateral under certain circumstances, this Agreement shall create a continuing security interest in the Collateral and, except as provided below, the Security Interest and all agreements, representations and warranties made herein shall survive until, and this Agreement shall terminate only upon, the indefeasible payment in full of the Secured Obligations. Any investigation at any time made by or on behalf of the Collateral Agent shall not diminish the right of the Collateral Agent to rely on any such agreements, representations or warranties herein.

          Notwithstanding anything in this Agreement or applicable law to the contrary, the agreements of each Pledgor set forth in Sections 4.6.2, 4.8.2, 4.8.5, 4.8.6 and 6.1 shall survive the payment of all other Secured Obligations and the termination of this Agreement.

          SECTION 6.8. CHOICE OF FORUM.
                       ---------------

          6.8.1. All actions or proceedings arising in connection with this Agreement shall be tried and litigated in state or Federal courts located in the County of New York, State of New York, unless such actions or proceedings are required to be brought in another court to obtain subject matter jurisdiction over the matter in controversy. EACH OF THE PLEDGORS AND THE COLLATERAL AGENT WAIVES ANY RIGHT IT MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS, TO ASSERT THAT IT IS NOT SUBJECT TO THE JURISDICTION OF SUCH COURTS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 6.8.1.

          6.8.2. Nothing contained in this Section 6.8 shall preclude the Collateral Agent from bringing any action or proceeding arising out of or relating to this Agreement in the courts of any place where any Pledgor or any of its assets may be found or located. TO THE EXTENT PERMITTED BY THE APPLICABLE LAWS OF ANY SUCH JURISDICTION, EACH PLEDGOR HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT AND EXPRESSLY WAIVES, IN RESPECT OF ANY SUCH ACTION OR PROCEEDING, THE JURISDICTION OF ANY SUCH COURT OR COURTS THAT NOW OR HEREAFTER, BY REASON OF SUCH PARTY'S PRESENT OR FUTURE DOMICILE, OR OTHERWISE, MAY BE AVAILABLE TO IT.

          SECTION 6.9. WAIVER AND ESTOPPEL. Except as otherwise provided in this Agreement, each Pledgor hereby waives: (i) presentment, protest, notice of dishonor, release, compromise, settlement, extension or renewal and any other notice of or with respect to the Secured Obligations and hereby ratifies and confirms whatever the Collateral Agent may do in this regard; (ii) notice prior to taking possession or control of any Collateral or any bond or security that might be required by any court prior to allowing the Collateral Agent to exercise any of their rights, powers or remedies; (iii) the benefit of all valuation, appraisement, redemption and exemption laws; (iv) any rights to require marshaling of the Collateral upon any sale or otherwise to direct the order in which the Collateral shall be sold; (v) any set-off; and (vi) any rights to require the Collateral Agent to proceed against any Person, proceed against or exhaust any Collateral or any other security interests or guaranties or pursue any other remedy in the Collateral Agent's power, or to pursue any of such rights in any particular order or manner, and any defenses arising by reason of any disability or defense of any Person.

          SECTION 6.10. EXECUTION IN COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Agreement.

          SECTION 6.11. COMPLETE AGREEMENT. This Agreement, the Indenture, the Notes, and the other Note Documents, together with the exhibits and schedules thereto and hereto, is intended by the parties as a final expression of their agreement regarding the subject matter hereof and as a complete and exclusive statement of the terms and conditions of such agreement.

          SECTION 6.12. LIMITATION OF LIABILITY. No claim shall be made by any Pledgor against the Collateral Agent or the Affiliates, directors, officers, employees or agents of the Collateral Agent for any special, indirect, consequential or punitive damages in respect of any claim for breach of contract or under any other theory of liability arising out of or related to the transactions contemplated by this Agreement and the other Note Documents, or any act, omission or event occurring in connection therewith; and each Pledgor hereby waives, releases and agrees not to sue upon any claim for any such damages, whether or not accrued and whether or not known or suspected to exist in its favor.

          SECTION 6.13. CONFLICTING AGREEMENTS; COLLATERAL SPECIFICALLY COVERED BY OTHER AGREEMENTS. To the extent the terms and provisions of this Agreement conflict with the terms and provisions of the Subsidiary Security Agreement or any other Collateral Document, the terms and provisions of this Agreement shall govern as they relate to the Collateral.

          SECTION 6.14. WAIVER OF TRIAL BY JURY. EACH PLEDGOR AND THE COLLATERAL AGENT WAIVE THE RIGHT TO A TRIAL BY JURY IN ANY ACTION UNDER THIS AGREEMENT OR ANY OTHER NOTE DOCUMENT OR ANY ACTION ARISING OUT OF THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, REGARDLESS OF WHICH PARTY INITIATES SUCH ACTION OR ACTIONS.

                 (remainder of page intentionally left blank)

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered as of the date first set forth above.

                              PLEDGORS:
                              --------

                              ASMI MANAGEMENT INC., A FLORIDA
                              CORPORATION

                              BY:
                                 -----------------------------------------

                              NAME:
                                   ---------------------------------------

                              TITLE:
                                    --------------------------------------


                              CSNO, INC., A LOUISIANA CORPORATION

                              BY:
                                 -----------------------------------------

                              NAME:
                                   ---------------------------------------

                              TITLE:
                                    --------------------------------------


                              GRAND PALAIS RIVERBOAT, INC., A
                              LOUISIANA CORPORATION

                              BY:
                                 -----------------------------------------

                              NAME:
                                   ---------------------------------------

                              TITLE:
                                    --------------------------------------


                              ISLE OF CAPRI CASINO COLORADO, INC.,
                              A COLORADO CORPORATION

                              BY:
                                 -----------------------------------------

                              NAME:
                                   ---------------------------------------

                              TITLE:
                                    --------------------------------------

                              LRG HOTELS, L.L.C., A LOUISIANA LIMITED
                              LIABILITY COMPANY.

                              BY:
                                 -----------------------------------------

                              NAME:
                                   ---------------------------------------

                              TITLE:
                                    --------------------------------------


                              LRGP HOLDINGS, INC., A LOUISIANA
                              CORPORATION

                              BY:
                                 -----------------------------------------

                              NAME:
                                   ---------------------------------------

                              TITLE:
                                    --------------------------------------


                              LOUISIANA RIVERBOAT GAMING
                              PARTNERSHIP, A LOUISIANA GENERAL
                              PARTNERSHIP

                              BY:  LRGP HOLDINGS, INC., A LOUISIANA
                              CORPORATION AND GENERAL PARTNER OF LOUISIANA
                              RIVERBOAT GAMING PARTNERSHIP

                              BY:
                                 -----------------------------------------

                              NAME:
                                   ---------------------------------------

                              TITLE:
                                    --------------------------------------


                              P.P.I., INC, A FLORIDA CORPORATION

                              BY:
                                 -----------------------------------------

                              NAME:
                                   ---------------------------------------

                              TITLE:
                                    --------------------------------------

                              RIVERBOAT CORPORATION OF
                              MISSISSIPPI, A MISSISSIPPI CORPORATION

                              BY:
                                 -----------------------------------------

                              NAME:
                                   ---------------------------------------

                              TITLE:
                                    --------------------------------------


                              RIVERBOAT CORPORATION OF
                              MISSISSIPPI--VICKSBURG, A MISSISSIPPI
                              CORPORATION

                              BY:
                                 -----------------------------------------

                              NAME:
                                   ---------------------------------------

                              TITLE:
                                     -------------------------------------

                              RIVERBOAT SERVICES INCORPORATED,
                              AN IOWA CORPORATION

                              BY:
                                 -----------------------------------------

                              NAME:
                                   ---------------------------------------

                              TITLE:
                                    --------------------------------------

                              ST. CHARLES GAMING COMPANY, INC., A
                              LOUISIANA CORPORATION

                              BY:
                                 -----------------------------------------

                              NAME:
                                   ---------------------------------------

                              TITLE:
                                    -------------------------------------

                                     S-3-

                              COLLATERAL AGENT:
                              ----------------

                              FLEET NATIONAL BANK, AS COLLATERAL AGENT

                              BY:
                                 -----------------------------------------

                              NAME:
                                   ---------------------------------------

                              TITLE:
                                    --------------------------------------

                                                                   SCHEDULE 3.2.
                                                                   TO SUBSIDIARY
                                                                PLEDGE AGREEMENT


                         LOCATIONS OF OFFICES AND NAMES
                         ------------------------------

Entity  Other Prior and Current      Corporate Office
        Trade or Legal Names         Chief Executive Office     Other Locations
        --------------------         ------------------------------------------
Fed. Tax I.D. #
- ---------------

                                                                   SCHEDULE 3.4.
                                                                   TO SUBSIDIARY
                                                                PLEDGE AGREEMENT

                                PLEDGED EQUITY
                                --------------

                                                                   SCHEDULE 3.5.
                                                                   TO SUBSIDIARY
                                                                PLEDGE AGREEMENT

                    PLEDGED DEBT; DEFAULTS; SET-OFFS, ETC.
                    --------------------------------------

                                                                   SCHEDULE 6.4.
                                                                   TO SUBSIDIARY
                                                                PLEDGE AGREEMENT


                             ADDRESSES FOR NOTICES
                             ---------------------

                                                                       EXHIBIT A
                                                                   TO SUBSIDIARY
                                                                PLEDGE AGREEMENT


                          CONSENT AND ACKNOWLEDGMENT
                          --------------------------

                                (PLEDGED DEBT)
                                --------------

To: FLEET NATIONAL BANK, ("FLEET"), as Collateral Agent under that certain Subsidiary Pledge Agreement referred to in the Indenture dated as of August __, 1996 relating to the Notes referred to below (as in effect on the date hereof, the "INDENTURE")

          1. Pursuant to a SUBSIDIARY PLEDGE AGREEMENT dated as of August __, 1996 (as amended from time to time, the "SUBSIDIARY PLEDGE AGREEMENT") by and among the Persons named as "Pledgors" on the signature pages thereof (each, individually, a "PLEDGOR" and all, collectively, the "PLEDGORS"), and Fleet National Bank, as, collateral agent and representative for the Trustee and Persons that now or in the future are holders of the Notes (as defined below) issued under the Indenture described below (the "HOLDERS") (in such capacity, Fleet or any successor in such capacity is referred to herein as the "COLLATERAL AGENT"), each Pledgor has granted a security interest in, among other things, certain indebtedness owed by the undersigned to such Pledgor (together with all notes, credit agreements, security agreements, pledge agreements, mortgages, deeds of trust and other security and loan documents evidencing or securing such indebtedness and all Liens, rights, remedies, powers, remedies and privileges of such Pledgor relating thereto, the "LOAN COLLATERAL"). All terms with initial capital letters not otherwise defined herein have the meanings set forth in the Subsidiary Pledge Agreement.

          The undersigned hereby:

          1. Consents to the security interest of the Collateral Agent in the Loan Collateral.

          2. Agrees that upon receipt by the undersigned of notice from the Collateral Agent that a Default exists:

               (a) the undersigned shall pay and deliver all cash or other property from time to time payable or otherwise distributable in respect of the Loan Collateral directly to the Collateral Agent, without any defense, set-off, recoupment or deduction of any kind; and

               (b) the undersigned will deliver directly to the Collateral Agent any notes and other instruments executed after the date hereof from time to time evidencing any indebtedness of the undersigned to each Pledgor.

          3. Confirms that the Loan Collateral is in full force and effect on the date hereof and agrees that the Loan Collateral will not be amended or otherwise modified without the prior written consent of the Collateral Agent.

          4. Expressly waives as against the Collateral Agent any setoff or other defense against payment and performance by the undersigned under the Subsidiary Pledge Agreement, this Consent and Acknowledgment or the Loan Collateral and any claim against the Collateral Agent whether arising under the Loan Collateral or otherwise.

          5. Each of the undersigned hereby acknowledges that, pursuant to the terms of the Subsidiary Pledge Agreement:

               (a) For so long as a Default shall exist, the Collateral Agent, to the exclusion of any Pledgor, shall be entitled to exercise all rights, powers, remedies and privileges of each Pledgor under the Loan Collateral (whether exercisable at any time or only during the existence of a Default or Event of Default as defined therein), and all performance of the obligor thereunder shall be rendered only to the Collateral Agent, as if the Collateral Agent were the lender, secured party or beneficiary thereunder, provided that the rights, powers, remedies and privileges of the Collateral Agent under the Loan Collateral shall be no greater than those of each Pledgor thereunder. Without limitation, such rights shall include all rights of reimbursement and indemnity.

               (b) For so long as a Default shall exist:

                   (i) Each Pledgor shall promptly, upon becoming aware thereof, notify the Collateral Agent of the existence of any material default or event of default under or with respect to any Pledged Debt.

                   (ii) Each Pledgor shall not, without the prior written consent of the Collateral Agent (which consent may be withheld in the Collateral Agent's discretion):

                        (A) amend, supplement or otherwise modify (including by way of waiver) any provision of any of the Loan Collateral, or

                        (B) exercise any rights, powers, remedies and privileges of such Pledgor under the Loan Collateral; provided that such Pledgor shall file a proof of claim in respect of the Pledged Debt in any proceeding under the Federal Bankruptcy Code or any similar proceeding as and when required therein.

                        (c) Notwithstanding subsections (a) and (b), while no Default exists, each Pledgor shall be entitled to receive and retain (but not accelerate, make demand for or enforce) and use free of the Security Interest any and all interest from time to time paid or payable in cash with respect to the Collateral; provided that this subsection (c) (i) shall not apply to any other amounts required to be paid under the Loan Collateral and (ii) shall not apply to any interest or principal paid or payable while a Default exists, all of which shall be paid directly to the Collateral Agent, to be held as Loan Collateral hereunder.

          6. Each of the undersigned represents and warrants that it is familiar with the provisions of the Subsidiary Pledge Agreement, consents thereto and agrees that (i) any action taken by any Pledgor in violation of the above provision shall be without any force or

Subsidiary Pledge Agreement effect (except that the Collateral Agent shall be entitled to receive and retain as Loan Collateral any and all proceeds of any such actions) and (ii) subject to Section 5(c) hereof, the Collateral Agent shall be conclusively deemed entitled to take any action any Pledgor is entitled to take under the Loan Collateral.

          IN WITNESS WHEREOF, the undersigned has executed this Consent and Acknowledgment as of __________ __, ____.

                                       __________________________, _________
                                       _____________________



                                       By:
                                          ----------------------------------
                                       Name:
                                            --------------------------------
                                       Title:
                                             -------------------------------



                                      -3-